SCHEDULE OF TRADE PAYABLES, OTHER PAYABLES AND ACCRUALS (Details) - USD ($)		Sep. 30, 2025	Mar. 31, 2025
Notes and other explanatory information [abstract]
Trade payables		$ 637,680	$ 200,660
Other payables		12,118	11,852
Accruals	[1]	2,712,794	695,022
Total		$ 3,362,592	$ 907,534

[1]	The increase in accruals from March 31, 2025 is primarily due to the legal fees, due diligence costs, and other professional expenses incurred in connection with the acquisition of Matter DK ApS and other proposed merger and acquisition transactions. Other accruals relate to audit fees, holiday pay and other costs associated with the on-going running of the business.